SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 26, 2013

Queensridge Mining Resources, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-168775	27-1830013
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10975 East 47th Avenue Denver, Colorado	80239
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 406-2220

912 Sir James Bridge Way, Las Vegas, Nevada 89145 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On November 26, 2013, the board of directors appointed Jerry M. Chatel to the Board of Directors and to serve as our President, Chief Executive Officer, Chief Financial Officer, Secretary, and Treasurer.

Following these appointments, the board accepted the resignation of Phillip Stromer as our former sole officer and director. There was no known disagreement with Mr. Stromer regarding our operations, policies, or practices.

Jerry M. Chatel is our newly appointed President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer, and sole director. Mr. Chatel is the founder and head of two companies specializing in design-build Life Safety Systems: Global Fire & Safety, Inc. in Denver, Colorado and Texas Fire & Safety, Inc. in Dallas, Texas. Mr. Chatel’s companies have achieved worldwide recognition with successful contracts in many vertical markets such as oil and gas, industrial, business, real estate, government and hospitals. In 1992, his companies become a strategic partner with TYCO Security, and in 1998 were awarded a prestigious distributorship with Gamewell Fire Products and then in 2002 were awarded another distributorship with Notifier Fire Products, a Honeywell, Inc. corporation. His companies’ most recent partnership, with Johnson Controls, Inc., and their top secret clearances with the Department of Justice (DOJ) and Department of Defense (DOD) have helped propel his companies to the select few to provide these specialized services to the U.S. government in establishments all around the world. Mr. Chatel attended the University of Colorado where he studied Chemical Engineering and Biochemistry.

Our newly-appointed officer and director has not had any material direct or indirect interest in any of our transactions or proposed transactions over the last two years. At this time, we do not have any written employment agreements or other formal compensation agreements with our officer and director. Compensation arrangements with our officers and directors are the subject of ongoing development and we will make appropriate additional disclosures as they are further developed and formalized.

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

Following the transactions described above, our corporate offices have been moved and our phone number has changed. Our new office address and phone number is:

10975 East 47th Avenue

Denver, CO 80239

Phone: (303) 406-2220

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Queensridge Mining Resources, Inc.

/s/ Jerry M. Chatel

Jerry M. Chatel

President and Chief Executive Officer

Date: December 3, 2013

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